UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 11, 2002
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                       0-26028                  22-2671269
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)



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Item 2.  Acquisition or Disposition of Assets

On June 11, 2002, we borrowed $750,000 at an annual rate of 12% from a private investor secured by a first mortgage on our headquarters facility in Plantation, Florida. In connection with this loan, we paid a 5% loan commitment fee ($37,500) to the lender, Peter Wolofsky and a 2% placement fee ($15,000) to Knightsbridge Capital. Copies of the loan agreement, balloon promissory note and balloon mortgage are attached hereto as exhibit 99 and incorporated by reference.

Item 7.  Exhibits

10.51 Loan agreement, balloon promissory note and balloon mortgage between IDSI and Peter Wolofsky dated June 11, 2002


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated: June 25, 2002                        By: /s/ Allan L. Schwartz
                                            -------------------------
                                            Executive Vice President
                                            Chief Financial Officer